Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael Caetano, President, Secretary, Treasurer and Director of Strongbow Resources Inc., hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
the Quarterly Report on Form 10-Q of Strongbow Resources Inc. for the period ended August 31, 2015 fully complies with the requirements of Section 13(a) or 15(d) of theSecurities Exchange Act of 1934, as amended; and

(2)	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Strongbow Resources Inc. Dated: October 20, 2015

Date: October 20, 2015	By:	/s/ Michael Caetano
Michael Caetano
President, Secretary, Treasurer and Director
(Principal Executive Officer)